CANADA BUSINESS CORPORATIONS ACT

                                     FORM 7

                       RESTATED ARTICLES OF INCORPORATION

                                  (SECTION 180)



1.   Name of Corporation

     H.A.C. HEALTH ASSURANCE (1991) CORPORATION
     CORPORATION D'ASSURANCE-MALADIE H.A.C. (1991)

2.   The place in Canada where the registered office is to be situated

     Metropolitan Region of Montreal, Province of Quebec

3. The classes and any maximum number of shares that the Corporation is authorized to issue

     An unlimited number of common shares, an unlimited number of Class A preferred shares and an unlimited number of Class B preferred shares, all without nominal or par value.

     The holders of the common shares are entitled:

     a) To vote at all meetings of shareholders, except meetings at which only holders of a specified class of shares are entitled to vote;

     b) To receive any dividend declared by the Corporation on the common shares; and

     c) Subject to the rights, privileges, conditions and restrictions attaching to any other class of shares of the Corporation, to receive the remaining property of the Corporation upon dissolution, liquidation or winding-up of the Corporation.

          The Corporation may at any time and from time to time purchase any issued common shares outstanding from any holder of the same, and such purchase need not be made pro rata from the holders of such shares.

          In the event of common shares being at any time subdivided, consolidated, converted or exchanged for the same or a greater or lesser number of shares of the same or another class, appropriate adjustments shall be made to the Class A preferred shares so as to preserve in all respects the benefits conferred by the conversion right on the holders of the Class A preferred shares.

     The rights, privileges, conditions and restrictions attaching to the Class A preferred shares shall be as follows:

     a) For the purposes hereof, the term "redemption price" for any Class A preferred share shall mean:

          i) Where such share was issued for money, the amount for which such share was issued; or

          ii) Where such share was issued in whole or in part for a consideration other than money, then the amount in money (if any) paid for the issue of such share, plus an amount equal to the fair market value of such other consideration received; such fair market value shall be calculated as at the date of issue of such share and shall be determined in accordance with recognized standards of valuation.

     The redemption price shall be reduced by the amount of any return of capital paid to the holder of any Class A preferred share as of the date of such return of capital.

     b) In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Class A preferred shares shall receive, before any distribution of the assets of the corporation is made among the holders of the Class B preferred shares and the holders of the common shares of the Corporation, an amount equal to the redemption price for such shares. The holders of the Class A preferred shares shall not be entitled to receive any amount other than or in excess of the amount hereinbefore provided for.

     c) The Corporation shall have the right, at its option, at any time and from time to time, to purchase (if obtainable) for cancellation, subject to the provisions of the Canada Business Corporations Act, the whole or any part of the Class A preferred shares outstanding by invitation for tenders addressed to all holders of record of the Class A preferred shares outstanding, at the lowest price at which, in the opinion of the directors of the corporation, such shares are obtainable, but not exceeding the redemption price for such shares; provided that, if more shares are tendered in response to such invitation than the Corporation is willing or able to purchase, the shares to be selected for purchase shall be so selected pro rata according to the holdings of the Class A preferred shareholders who tender.

     d) The holders of the Class A preferred shares shall be entitled to receive notice of and to attend and vote at all meetings of the shareholders of the Corporation and each such Class A preferred share shall confer the right to one (1) vote in person or by proxy.

     e) Any holder of Class A preferred shares shall be entitled, at his option, at any time, subject as hereinafter provided, to have all or any of the Class A preferred shares held by him converted into common shares, on the basis of one (1)
          common share for each Class A preferred share held in respect of which the conversion right is exercised.

     The conversion right herein provided for may be exercised by notice in writing given to the Corporation accompanied by the certificates representing Class A preferred shares in respect of which the holder thereof desires to exercise such right of conversion and such notice shall be signed by the person registered on the books of the Corporation as the holder of the Class A preferred shares in respect of which such right is being exercised or by his duly authorized attorney and shall specify the number of Class A preferred shares which the holder desires to have converted; the registered holder shall also pay any governmental or other tax imposed in respect of such conversion; upon receipt of such notice, the Corporation shall issue certificates representing common shares upon the basis above prescribed and in accordance with the provisions hereof to the registered holder of the Class A preferred shares represented by the certificate or certificates accompanying such notice; if less than all the Class A preferred shares represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate for the Class A preferred shares representing the shares comprised in the original certificate which are not to be converted.

     In the event of Class A preferred shares being at any time subdivided, consolidated, converted or exchanged for the same or a greater or lesser number of shares of the same or another class, appropriate adjustments shall be made to the common shares so as to preserve in all respects the benefits conferred by the conversion right on the holders of the Class A preferred shares.

     f) Subject to the issuance of a certificate by the Director under the Canada Business Corporations Act, the Corporation may at any time or times or from time to time pass a special resolution or resolutions whereby all or any of the rights, privileges, conditions and restrictions attaching to or affecting the Class A preferred shares may be amended, modified, altered or repealed, or the application thereof suspended in any particular case, but no such special resolution shall be effective or acted upon unless and until it has been sanctioned by the affirmative vote of the holders of not less than two-thirds (2/3) of the Class A preferred shares represented and voted at a meeting duly called for considering the same, in addition to such other vote of other classes of shareholders as may be required by the Canada Business Corporations Act.

     The rights, privileges, conditions and restrictions attaching to the Class B preferred shares shall be as follows:

     a) For the purposes hereof, the term "redemption price" for any Class B preferred share shall mean:

          i) Where such share was issued for money, the amount for which such share was issued; or

          ii) Where such share was issued in whole or in part for a consideration other than money, then the amount in money (if any) paid for the issue of such share, plus an amount equal to the fair market value of such other consideration received; such fair market value shall be calculated as at the date of issue of such share and shall be determined in accordance with recognized standards of valuation.

     The redemption price shall be reduced by the amount of any return of capital paid to the holder of any Class B preferred share as of the date of such return of capital.

     b) In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the Class B preferred shares shall rank junior to the Class A preferred shares, but the holders thereof shall receive, before any distribution of the assets of the Corporation is made among the holders of the common shares of the Corporation, an amount equal to the redemption price for such shares. The holders of the Class B preferred shares shall not be entitled to receive any amount other than or in excess of the amount hereinbefore provided for.

     c) The Corporation shall have the right, at its option, at any time and from time to time, to purchase (if obtainable) for cancellation, subject to the provisions of the Canada Business Corporations Act, the whole or any part of the Class B preferred shares outstanding by invitation for tenders addressed to all holders of record of the Class B preferred shares outstanding, at the lowest price at which, in the opinion of the directors of the Corporation, such shares are obtainable, but not exceeding the redemption price for such shares; provided that, if more shares are tendered in response to such invitation than the Corporation is willing or able to purchase, the shares to be selected for purchase shall be so selected pro rata according to the holdings of the Class B preferred shareholders who tender.

     d) The holders of the Class B preferred shares shall be entitled to receive notice of and to attend and vote at all meetings of the shareholders of the Corporation and each such Class B preferred share shall confer the right to one hundred (100) votes in person or by proxy.

     e) Subject to the issuance of a certificate by the Director under the Canada Business Corporations Act, the Corporation may at any time or times or from time to time pass a special resolution or resolutions whereby all or any of the rights, privileges, conditions and restrictions attaching to or affecting the Class B preferred shares may be amended, modified, altered or repealed, or the application thereof suspended in any particular case, but no such special resolution shall be effective or acted upon unless and until it has been sanctioned by the affirmative vote of the holders of not less than two-thirds (2/3) of the Class B preferred shares represented and voted at a meeting duly called for considering the same, in addition to such other vote of other classes of shareholders as may be required by the Canada Business Corporations Act.

4.   Restrictions if any on share transfers

     N/A

5.   Number (or minimum and maximum number) of directors

     A minimum of one (1) and a maximum of nine (9)

6.   Restrictions if any on business the Corporation may carry on

     N/A

7.   Other provisions if any

     The directors of the Corporation may from time to time:

     a)   Borrow money upon the credit of the Corporation;

     b)   Limit or increase the amount to be borrowed;

     c)   Issue debentures or other securities of the Corporation;

     d) Pledge or sell such debentures or other securities for such sums and at such prices as may be deemed expedient; and

     e) Secure any such debentures, or other securities, or any other present or future borrowing or liability of the Corporation, by mortgage, hypothec, charge or pledge of all or any currently owned or subsequently acquired real and personal, moveable and immoveable, property of the corporation, and the undertaking and rights of the Corporation.

     The directors of the Corporation may from time to time delegate to such one or more of the directors or officers of the Corporation as may be designated by the directors all or any of the powers conferred on the directors above to such extent and in such manner as the directors shall determine at the time of such delegation.

     The foregoing restated articles of incorporation correctly set out, without substantive change, the corresponding provisions of the articles of incorporation as amended and supersede the original articles of incorporation.

Date                    Signature                        Description of Office
----                    ---------                        ---------------------
02/04/92                /s/  Marc Paquin                 President


FOR DEPARTMENTAL USE ONLY
Filed Apr 3 1992

                        CANADA BUSINESS CORPORATIONS ACT

                                     FORM 4

                              ARTICLES OF AMENDMENT

                               (SECTION 27 OR 177)



1.   Name of Corporation

     H.A.C. HEALTH ASSURANCE (1991) CORPORATION / CORPORATION
     D'ASSURANCE-MALADIE H.A.C. (1991)

2.   Corporation No.

     274328--1

3.   The articles of the above--named corporation are amended as follows:

     i) By creating one (1) Class C preferred share without nominal or par value, so that the authorized capital of the Corporation shall hereafter consist of an unlimited number of common shares, an unlimited number of Class A preferred shares, an unlimited number of Class B preferred shares and one (1) Class C preferred share, all without nominal or par value.

     ii) By replacing paragraph b) of the rights, privileges, conditions and restrictions attaching to the Class A preferred shares of the Corporation with the following paragraph:

               b) In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Class A preferred shares shall rank junior to the Class C preferred share but the holders of the Class A preferred shares shall receive, before any distribution of the assets of the Corporation is made among the holders of the Class B preferred shares and the holders of the common shares of the Corporation, an amount equal to the redemption price for such shares. The holders of the Class A preferred shares shall not be entitled to receive any amount other than or in excess of the amount hereinbefore provided for.

     iii) By replacing paragraph b) of the rights, privileges, conditions and restrictions attaching to the Class B preferred shares of the Corporation with the following paragraph:

               b) In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Class B preferred shares shall rank junior to the Class C preferred share and the Class A preferred shares but the holders of the Class B preferred shares shall receive, before any distribution of the assets of the Corporation is made among the holders of the common shares of the Corporation, an amount equal to the redemption price for such shares. The holders of the Class B preferred shares shall not be entitled to receive any amount other than or in excess of the amount hereinbefore provided for.

     iv) By adding the following provision at the end of section 3. of the Restated Articles of Incorporation of the Corporation:

          The rights, privileges, conditions and restrictions attaching to the Class C preferred share shall be as follows:

          a) The holder of the Class C preferred share shall not be entitled to receive any dividend on the Class C preferred share;

          b) In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holder of the Class C preferred share shall receive an amount of four hundred ninety--nine thousand nine hundred and seventy dollars ($499,970) before any distribution of the assets of the Corporation is made to any other class of shares of the Corporation. The holder of the Class C preferred share shall not be entitled to receive any amount other than or in excess of the amount hereinbefore provided for.

          c) Subject to the provisions of paragraph (d) hereof, the holder of the Class C preferred share shall have no right to receive notice of, attend or vote at any meeting of shareholders of the Corporation.

          d) Subject to the issuance of a certificate by the Director under the Canada Business Corporations Act, the Corporation may at any time or times or from time to time pass a special resolution or resolutions whereby all or any of the rights, privileges, conditions and restrictions attaching to or affecting the Class C preferred share may be amended, modified, altered or repealed, or the application thereof suspended in any particular case, but no such special resolution shall be effective or acted upon unless and until it has been sanctioned by the affirmative vote of the holder of the Class C preferred share, in addition to such other vote of other classes of shareholders as may be required by the Canada Business Corporations Act.

Date                                          Signature
01/28/93                                      /s/  Marc Paquin, Director


FOR DEPARTMENTAL USE ONLY
Filed:  JAN 29 1993

Consumer and                Consommation et
Corporate Affairs Canada    Affaires commerciales Canada              FORM 4                  FORMULE 4
                                                              ARTICLES OF AMENDMENT    CLAUSES MODIFICATRICES
Canada Business             Loi regissant les societes par     (SECTION 27 OR 177)      (ARTICLES 27 OU 177)
Corporations Act            actions de regime federal

--------------------------------------------------------------   ---------------------------------------------
1 - Name of corporation - Denomination de la societe             2 - Corporation No. - No de la societe

     H.A.C. HEALTH ASSURANCE (1991) CORPORATION                       274328-1
     CORPORATION D'ASSURANCE - MALADIE H.A.C. (1991)
--------------------------------------------------------------------------------------------------------------
3 - The articles of the above-named corporation                 Les statuts de la societe mentionnee ci-dessus
    are amended as follows:                                     sont modifies de la facon suivante:

     The name of the corporation is changed to:

         HAEMACURE CORPORATION
         CORPORATION HAEMACURE



















-------------------------------   ------------------------------------   -------------------------------------
Date                              Signature                              Title - Titre

14/05/93                          /s/  Marc Paquin                       President
-------------------------------   ------------------------------------   -------------------------------------
                                                                         FOR DEPARTMENTAL USE ONLY - A L'USAGE
                                                                         DU MINISTERE SEULEME
                                                                         Filed - Deposee

                                                                         May 20 1993
7530-21-936-1387 (01-93) 46                                              Mai 20 1993
                                                                         -------------------------------------

Consumer and                Consommation et
Corporate Affairs Canada    Affaires commerciales Canada              FORM 4                  FORMULE 4
                                                              ARTICLES OF AMENDMENT    CLAUSES MODIFICATRICES
Canada Business             Loi regissant les societes par     (SECTION 27 OR 177)      (ARTICLES 27 OU 177)
Corporations Act            actions de regime federal

--------------------------------------------------------------   ---------------------------------------------
1 - Name of corporation - Denomination de la societe             2 - Corporation No. - No de la societe

     HAEMACURE CORPORATION/CORPORATION HAEMACURE                                              274328-1
--------------------------------------------------------------------------------------------------------------
3 - The articles of the above-named corporation                 Les statuts de la societe mentionnee ci-dessus
    are amended as follows:                                     sont modifies de la facon suivante:



     By cancelling the Class B preferred shares of the Corporation so that the authorized capital of the Corporation shall hereafter consist of an unlimited number of common shares, an unlimited number of Class A preferred shares and one (1) Class C preferred share, all without nominal or par value.















-------------------------------   ------------------------------------   -------------------------------------
Date                              Signature                              Title - Titre

18/11/1993                        /s/  Marc Paquin                       Director

                                  MARC PAQUIN
                                  DIRECTOR
-------------------------------   ------------------------------------   -------------------------------------
                                                                         FOR DEPARTMENTAL USE ONLY - A L'USAGE
                                                                         DU MINISTERE SEULEME
                                                                         Filed - Deposee

7530-21-936-1387 (01-93) 46                                              Nov 19 1993
                                                                         -------------------------------------

Consumer and                Consommation et
Corporate Affairs Canada    Affaires commerciales Canada              FORM 4                  FORMULE 4
                                                              ARTICLES OF AMENDMENT    CLAUSES MODIFICATRICES
Canada Business             Loi regissant les societes par     (SECTION 27 OR 177)      (ARTICLES 27 OU 177)
Corporations Act            actions de regime federal

--------------------------------------------------------------   ---------------------------------------------
1 - Name of corporation - Denomination de la societe             2 - Corporation No. - No de la societe

     HAEMACURE CORPORATION/CORPORATION HAEMACURE                                              274328-1
--------------------------------------------------------------------------------------------------------------
3 - The articles of the above-named corporation                 Les statuts de la societe mentionnee ci-dessus
    are amended as follows:                                     sont modifies de la facon suivante:


     The issued capital of the Corporation is amended by subdividing the five thousand one hundred and eighty-one (5,181) common shares which are presently issued and outstanding into five million one hundred eighty-one thousand (5,181,000) common shares, on the basis of one thousand (1,000) shares for every share issued and outstanding.


















-------------------------------   ------------------------------------   -------------------------------------
Date                              Signature                              Title - Titre

25/05/95                          /s/  Marc Paquin                       President
-------------------------------   ------------------------------------   -------------------------------------
                                                                         FOR DEPARTMENTAL USE ONLY - A L'USAGE
                                                                         DU MINISTERE SEULEME
                                                                         Filed - Deposee

                                                                         Jul 7 1995
7530-21-936-1387 (01-93) 46                                              Juil 7 1995
                                                                         -------------------------------------

                        CANADA BUSINESS CORPORATIONS ACT

                                     FORM 9

                            ARTICLES OF AMALGAMATION

                                  (SECTION 185)



1.   Name of amalgamated corporation

     HAEMACURE CORPORATION/CORPORATION HAEMACURE

2.   The place in Canada where the registered office is to be situated

     Metropolitan Region of Montreal, Province of Quebec

3. The classes and any maximum number of shares that the corporation is authorized to issue

     The Corporation is authorized to issue an unlimited number of common shares, an unlimited number of Class A preferred shares and one (1) Class C preferred share, all without nominal or par value.

     The holders of the common shares are entitled:

     a) To vote at all meetings of shareholders, except meetings at which only holders of a specified class of shares are entitled to vote;

     b) To receive any dividend declared by the Corporation on the common shares; and

     c) Subject to the rights, privileges, conditions and restrictions attaching to any other class of shares of the Corporation, to receive the remaining property of the Corporation upon dissolution, liquidation or winding-up of the Corporation.

     The Corporation may at any time and from time to time purchase any issued common shares outstanding from any holder of the same, and such purchase need not be made pro rata from the holders of such shares.

     In the event of common shares being at any time subdivided, consolidated, converted or exchanged for the same or a greater or lesser number of shares of the same or another class, appropriate adjustments shall be made to the Class A preferred shares so as to preserve in all respects the benefits conferred by the conversion right on the holders of the Class A preferred shares.

     The rights, privileges, conditions and restrictions attaching to the Class A preferred shares shall be as follows:

     a) For the purposes hereof, the term "redemption price" for any Class A preferred share shall mean:

          i) Where such share was issued for money, the amount for which such share was issued; or

          ii) Where such share was issued in whole or in part for a consideration other than money, then the amount in money (if any) paid for the issue of such share, plus an amount equal to the fair market value of such other consideration received; such fair market value shall be calculated as at the date of issue of such share and shall be determined in accordance with recognized standards of valuation.

     The redemption price shall be reduced by the amount of any return of capital paid to the holder of any Class A preferred share as of the date of such return of capital.

     b) In the event of the liquidation, dissolution or winding--up of the Corporation, whether voluntary or involuntary, the Class A preferred shares shall rank junior to the Class C preferred share, but the holders of the Class A preferred shares shall receive, before any distribution of the assets of the Corporation is made among the holders of the common shares of the Corporation, an amount equal to the redemption price for such shares. The holders of the Class A preferred shares shall not be entitled to receive any amount other than or in excess of the amount hereinbefore provided for.

     c) The Corporation shall have the right, at its option, at any time and from time to time, to purchase (if obtainable) for cancellation, subject to the provisions of the Canada Business Corporations Act, the whole or any part of the Class A preferred shares outstanding by invitation for tenders addressed to all holders of record of the Class A preferred shares outstanding, at the lowest price at which, in the opinion of the directors of the Corporation, such shares are obtainable, but not exceeding the redemption price for such shares; provided that, if more shares are tendered in response to such invitation than the Corporation is willing or able to purchase, the shares to be selected for purchase shall be so selected pro rata according to the holdings of the preferred shareholders who tender.

     d) The holders of the Class A preferred shares shall be entitled to receive notice of and to attend and vote at all meetings of the shareholders of the Corporation and each such Class A preferred share shall confer the right to one (1) vote in person or by proxy.

     e) Any holder of Class A preferred shares shall be entitled, at his option, at any time, subject as hereinafter provided, to have all or any of the Class A preferred shares held by him converted into common shares, on the basis of one (1) common share for each Class A preferred share held in respect of which the conversion right is exercised.

          The conversion right herein provided for may be exercised by notice in writing given to the Corporation accompanied by the certificates representing Class A preferred shares in respect of which the holder thereof desires to exercise such right of conversion and such notice shall be signed by the person registered on the books of the Corporation as the holder of the Class A preferred shares in respect of which such right is being exercised or by his duly authorized attorney and shall specify the number of Class A preferred shares which the holder desires to have converted; the registered holder shall also pay any governmental or other tax imposed in respect of such conversion; upon receipt of such notice, the Corporation shall issue certificates representing common shares upon the basis above prescribed and in accordance with the provisions hereof to the registered holder of the Class A preferred shares represented by the certificate or certificates accompanying such notice; if less than all the Class A preferred shares represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate for the Class A preferred shares representing the shares comprised in the original certificate which are not to be converted.

          In the event of Class A preferred shares being at any time subdivided, consolidated, converted or exchanged for the same or a greater or lesser number of shares of the same or another class, appropriate adjustments shall be made to the common shares so as to preserve in all respects the benefits conferred by the conversion right on the holders of the Class A preferred shares.

     f) Subject to the issuance of a certificate by the Director under the Canada Business Corporations Act, the Corporation may at any time or times or from time to time pass a special resolution or resolutions whereby all or any of the rights, privileges, conditions and restrictions attaching to or affecting the Class A preferred shares may be amended, modified, altered or repealed, or the application thereof suspended in any particular case, but no such special resolution shall be effective or acted upon unless and until it has been sanctioned by the affirmative vote of the holders of not less than two-thirds (2/3) of the Class A preferred shares represented and voted at a meeting duly called for considering the same, in addition to such other vote of other classes of shareholders as may be required by the Canada Business Corporations Act.

     The rights, privileges, conditions and restrictions attaching to the Class C preferred share shall be as follows:

     a) The holder of the Class C preferred share shall not be entitled to receive any dividends on the Class C preferred share.

     b) In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holder of the Class C preferred share shall receive an amount of four hundred ninety-nine thousand nine hundred and seventy dollars ($499,970) before any distribution of the assets of the Corporation is made to any other class of shares of the Corporation. The holder of the Class C preferred share shall not be entitled to receive any amount other than or in excess of the amount hereinbefore provided for.

     c) Subject to the provisions of paragraph (d) hereof, the holder of the Class C preferred share shall have no right to receive notice of, attend or vote at any meeting of shareholders of the Corporation.

     d) Subject to the issuance of a certificate by the Director under the Canada Business Corporations Act, the Corporation may at any time or times or from time to time pass a special resolution or resolutions whereby all or any of the rights, privileges, conditions and restrictions attaching to or affecting the Class C preferred share may be amended, modified, altered or repealed, or the application thereof suspended in any particular case, but no such special resolution shall be effective or acted upon unless and until it has been sanctioned by the affirmative vote of the holder of the Class C preferred share, in addition to such other vote of other classes of shareholders as may be required by the Canada Business Corporations Act.

4.   Restrictions, if any. on share transfers

     N/A

5.   Number (or minimum and maximum number) of directors

     A minimum of one (1) and a maximum of nine (9)

6.   Restrictions, if any. on business the corporation may carry on

     N/A

7.   Other provisions, if any

     I. The amalgamation shall take place as of the close of business on June 11, 1996.

     II.  The directors of the Corporation may from time to time:

          a)   Borrow money upon the credit of the Corporation;

          b)   Limit or increase the amount to be borrowed;

          c)   Issue debentures or other securities of the Corporation;

          d) Pledge or sell such debentures or other securities for such sums and at such prices as may be deemed expedient; and

          e) Secure any such debentures, or other securities, or other present or future borrowing or liability of Corporation, by mortgage, hypothec, charge or pledge of all or any currently owned or subsequently acquired real and personal, moveable and immoveable, property of Corporation, and the undertaking and rights of Corporation.

          The directors of the Corporation may from time to time delegate to such one or more of the directors or officers of the Corporation as may be designated by the directors all or any of the powers conferred on the directors above to such extent and in such manner as the directors shall determine at the time of such delegation.

8. The amalgamation has been approved pursuant to that section or subsection of the Act which is indicated as follows:

                                            183
                                    -----

                                      X     184(1)
                                    -----

                                            184(2)
                                    -----

9.

    Names of the
    amalgamating           Corporation
    corporations                No.         Signature        Date       Title
    ------------           -----------      ---------        ----       -----

Haemacure Corporation       274328-1     /s/ Marc Paquin   10/06/96   President
Haemacure Biotech Inc.      255883-1     /s/ Marc Paquin   10/06/96   President
Acquisitions Haemacure      284180-1     /s/ Marc Paquin   10/06/96   President
  Inc.





FOR DEPARTMENTAL USE ONLY

Corporation No.: 326868-3                                   Filed:  June 17 1996
                                                                    Juin 17 1996

                        CANADA BUSINESS CORPORATIONS ACT

                                     FORM 4

                              ARTICLES OF AMENDMENT

                               (SECTION 27 OR 177)




1.   Name of corporation

     HAEMACURE CORPORATION/ CORPORATION HAEMACURE

2.   Corporation No.



3.   The articles of the above-named corporation are amended as follows:

     I. The authorized and issued capital of the Corporation, consisting of an unlimited number of common shares, an unlimited number of Class A preferred shares and one (1) Class C preferred share, all without nominal or par value, of which nine million sixty--two thousand (9,062,000) common shares are currently issued and outstanding as fully paid and non-- assessable, is amended as follows:

          a) by consolidating the nine million sixty-two thousand (9,062,000) issued and outstanding common shares into six million five hundred thirteen thousand nine hundred and fifty-eight (6,513,958) common shares, on the basis of zero decimal seven one eight eight two one two (0.7188212) common share for each issued common share;

          b) by changing the rights, privileges, conditions and restrictions attaching to the common shares;

          c) by redesignating the Class A preferred shares as preferred shares and changing the rights, privileges, conditions and restrictions attaching thereto; and

          d)   by cancelling the Class C preferred share;

          so that the Corporation shall hereafter be authorized to issue an unlimited number of common shares and an unlimited number of preferred shares, all without nominal or par value, of which six million five hundred thirteen thousand nine hundred and fifty-eight (6,513,958) common shares shall be issued and outstanding as fully paid and non-assessable as of the date of issuance of a certificate of amendment confirming the present articles of amendment.

          The holders of the common shares are entitled:

          a) To vote at all meetings of shareholders, except meetings at which only holders of a specified class of shares are entitled to vote;

          b) To receive any dividend declared by the Corporation on the common shares; and

          c) Subject to the rights, privileges, conditions and restrictions attaching to any other class of shares of the Corporation, to receive the remaining property of the Corporation upon dissolution, liquidation or winding-up of the Corporation.

          The Corporation may at any time and from time to time purchase any issued common shares outstanding from any holder of the same, and such purchase need not be made pro rata from the holders of such shares.

          The rights, privileges, conditions and restrictions attaching to the preferred shares shall be as follows:

          a) The preferred shares may at any time and from time to time be issued in one or more series, each series to consist of such number of shares as may, before the issue thereof, be determined by resolution of the board of directors of the Corporation.

          b) The board of directors of the Corporation shall, by resolution duly passed before the issue of any preferred shares of any series, determine the designation, rights, privileges, conditions and restrictions to be attached to the preferred shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate of preferential dividends, the dates of payment thereof, the terms and conditions of redemption, if any, and conversion rights, if any, the whole as may be confirmed and declared by articles of amendment. Notwithstanding the foregoing, no preferred shares shall have attached to them any right to vote at any meeting of shareholders other than:

               i) as provided for pursuant to the Canada Business Corporations Act; and

               ii) as may be provided for in the rights, privileges, conditions and restrictions attaching to any new series of preferred shares created by the board of directors of the Corporation, but, in such case, voting rights shall be attached to the preferred shares of such series if, and only if, the Corporation fails to pay a certain number of dividends, as previously determined by the board of directors of the Corporation, from time to time.

          c) For the purposes hereof, the term "redemption price" for any preferred shares shall mean:

               i) where such share was issued for money, the amount for which such share was issued; or

               ii) where such share was issued in whole or in part for a consideration other than money, then the amount in money (if any) paid for the issue of such shares, plus an amount equal to the fair market value of such other consideration received; such fair market value shall be calculated as at the date of issue of such share and shall be determined in accordance with recognized standards of valuation.

               The redemption price shall be reduced by the amount of any return of capital paid to the holder of any preferred share as of the date of such return of capital.

          d) The preferred shares of each series shall, with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation or the dissolution of the Corporation, whether voluntary or involuntary, or any other
               distribution  of  the  assets  of  the   Corporation   among  its
               shareholders  for the  purpose  of  winding-up  its  affairs,  be entitled to a preference over the common shares of the Corporation and over any other shares ranking junior to the preferred shares, and the preferred shares of each series shall also be given such other preferences over the common shares and any other shares ranking junior to the preferred shares as may be determined as to their respective series authorized to be issued.

          e) The preferred shares of each series shall rank on a parity with the preferred shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

          f) In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the preferred shares of each series shall be entitled to receive, before any distribution of the assets is made among the holders of the common shares and any other class of shares ranking junior to the preferred shares, an amount equal to the redemption price for such shares plus an amount equal to all accrued and unpaid dividends thereon, whether or not declared (which for such purposes shall be calculated up to the date of such distribution) and no more.

          g) Subject to the issuance of a certificate by the Director under the Canada Business Corporations Act, the Corporation may at any time or times or from time to time pass a special resolution or resolutions whereby the terms hereof and of the foregoing paragraphs may be altered, amended or repealed or the application thereof suspended in any particular case and changes may be made to the rights, privileges, conditions and restrictions attaching to the preferred shares, but no such special resolution shall have any force or effect until after it has been sanctioned by the affirmative vote of the holders of not less than two thirds (2/3) of the preferred shares then outstanding at a meeting duly called for such purpose, in addition to such other vote of other classes of other shareholders as may be required by the Canada Business Corporations Act.

     II. The maximum number of directors of the Corporation is increased from nine (9) to fifteen (15).

     III. Section II of item 7 of the articles of amalgamation of the Corporation is deleted.



Date                    Signature                                     Title
----                    ---------                                     -----

11/06/96                /s/  Marc Paquin                            President


FOR DEPARTMENTAL USE ONLY
Filed:     June 18, 1996
           Juin 18, 1996